UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 28, 2018

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                    Submission of Matters to a Vote of Security Holders

(a)       The Company annual meeting of stockholders was held on February 28, 2018.

(b)      The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.            Annual Election of Directors

The following directors were elected for terms expiring at the annual meeting in 2018:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	229,675,184	7,625,266	716,431	46,781,690
Vance D. Coffman	231,639,215	6,030,489	347,177	46,781,690
Alan C. Heuberger	237,018,173	657,991	340,717	46,781,690
Charles O. Holliday Jr.	236,790,609	877,249	349,023	46,781,690
Dipak C. Jain	233,262,708	4,392,393	361,780	46,781,690
Michael O. Johanns	236,827,362	844,295	345,224	46,781,690
Clayton M. Jones	234,614,702	3,067,923	334,256	46,781,690
Brian M. Krzanich	236,780,074	859,055	377,752	46,781,690
Gregory R. Page	237,068,066	618,013	330,802	46,781,690
Sherry M. Smith	236,584,304	1,116,577	316,000	46,781,690
Dmitri L. Stockton	236,789,903	877,351	349,627	46,781,690
Sheila G. Talton	235,587,612	2,093,890	335,379	46,781,690

2.            Advisory Vote on Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the January 12, 2018 Proxy Statement (“Proxy Statement”), including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
227,246,547	9,070,903	1,699,431	46,781,690

3.            Re-approve the John Deere Long-Term Incentive Cash Plan

The stockholders approved the John Deere Long-Term Incentive Cash Plan (“LTIC Plan”) to meet the requirements under Section 162(m) for amounts paid under the LTIC Plan to certain of our executive officers to be tax deductible to the Company. The LTIC Plan provides for cash payments to executive, administrative, and professional employees based on the achievement of pre-established performance goals over a performance period longer than one fiscal year.

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
232,794,261	4,415,194	807,426	46,781,690

4.            Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2018 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
277,348,211	6,765,326	685,034

5.            Stockholder Proposal—Special Shareowner Meetings

A stockholder proposal, requesting that stockholders approve an amendment to the Company’s Bylaws reducing the shareholding threshold to call a special meeting from 25% to 10% of the outstanding shares as set forth in the January 12, 2018 Proxy Statement, failed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
66,758,069	169,056,222	2,202,590	46,781,690

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies, Secretary

Dated: March 6, 2018